EXHIBIT 13.2

               CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Companhia De Bebidas Das Am{e'}ricas - AmBev (the "Company") on Form 20-F for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carlos Alves de Brito, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        ---------------------------------
                                        Luis Felipe Pedreira Dutra Leite
                                        Chief Financial Officer
                                        Dated: June 27, 2004